SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ]     Preliminary proxy statement.

[   ]     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[  ]     Definitive proxy statement.

[X]     Definitive additional materials.

[   ]     Soliciting material under Rule 14a-12.

SCPIE HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS III, L.P.
STILWELL VALUE LLC
JOSEPH STILWELL
SPENCER SCHNEIDER
GREGORY NOONAN

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)        Amount Previously Paid:

    (2)        Form, Schedule or Registration Statement No.:

    (3)        Filing Party:

    (4)        Date Filed:

The chart below was provided to Institutional Shareholder Services ("ISS") during a discussion with ISS representatives regarding The Stilwell Group's proxy solicitation to elect its three nominees as directors of SCPIE Holdings Inc.  Joseph Stilwell and Spencer Schneider of The Stilwell Group and Richard Grubaugh with D.F. King & Co. met with ISS on June 5, 2006. The chart shows the stock price history of the four public medical malpractice insurance companies, including two, ACAP and FPIC, as to which representatives of The Stilwell Group serve on the board of directors.